Exhibit 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of Tech Electro Industries, Inc. and Subsidiaries (the "Company") Quarterly Report on Form 10-QSB for the period ending September 30, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julie Sansom-Reese, Chief Financial Officer of the Company, certify, pursuant to the 18 U.S.C. (SS) 1350, as adopted pursuant to (SS) 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Julie Sansom-Reese
----------------------
Julie Sansom-Reese
Chief Financial Officer

November 13, 2002






























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